Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

                           TELEX COMMUNICATIONS, INC.
                        ANNOUNCES SECOND QUARTER RESULTS

MINNEAPOLIS, MINNESOTA, JULY 29, 2005 - Telex Communications, Inc. today announced operating results for its second quarter and six months ended June 30, 2005. Net sales for the 2005 second quarter were $80.4 million, an increase of 3.4% compared to net sales of $77.7 million for the second quarter of 2004. Second quarter 2005 operating income increased 2.3% to $10.7 million compared to operating income of $10.5 million for the 2004 second quarter.

Net sales for the six months ended June 30, 2005 were $154.2 million, an increase of 6.4% over net sales of $145.0 million for the same period a year ago. Operating income for the six months increased 2.9% to $17.8 million compared to operating income of $17.3 million for the first six months last year.

Telex will host a teleconference call beginning at 2:00 PM Central Daylight Time today. A replay of this teleconference will be available on the Internet on a listen-only basis at www.telex.com. All remarks made during the teleconference will be current at the time of the call and the replay will not be updated to reflect any subsequent material developments.

ABOUT TELEX COMMUNICATIONS, INC.
Telex Communications, Inc. is a worldwide industry leader in the design, manufacture and marketing of audio and communications products and systems to commercial, professional and industrial customers. The Company markets over 30 product lines that span the professional audio and communications sectors. The Company operates through two business segments, Professional Audio and Advanced Communication Technologies (formerly know as Audio and Wireless Technology). The Professional Audio segment product lines include sophisticated loudspeaker systems, wired and wireless intercom systems, mixing consoles, amplifiers, wired and wireless microphones and other related products. The Advanced Communication Technologies segment product lines include digital audio duplication products, military and aviation products, land mobile communication systems, wireless assistive listening systems, talking book products for the blind and reading disabled and other related products.

For additional information contact:

Gregory Richter
Chief Financial Officer
12000 Portland Avenue South
Burnsville, MN  55337
Tel: (952)-736-4254
E-mail:  greg.richter@us.telex.com

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

                           TELEX COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                       JUNE 30,         DECEMBER 31,
                                                                         2005               2004
                                                                     ------------       ------------
                                                                     (UNAUDITED)
                                ASSETS
Current assets:
    Cash and cash equivalents                                        $      8,424       $     14,959
    Accounts receivable, net                                               56,913             50,177
    Inventories                                                            54,861             52,573
    Other current assets                                                    6,581              4,983
                                                                     ------------       ------------
        Total current assets                                              126,779            122,692

Property, plant and equipment, net                                         33,890             32,025
Deferred financing costs, net                                               4,666              5,350
Goodwill, net                                                              15,705             15,845
Other assets                                                                3,722              3,296
                                                                     ------------       ------------
                                                                     $    184,762       $    179,208
                                                                     ============       ============

                 LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current liabilities:
    Revolving lines of credit                                        $         --       $      1,011
    Current maturities of long-term debt                                      458                479
    Accounts payable                                                       18,868             13,173
    Accrued wages and benefits                                             10,470             11,643
    Other accrued liabilities                                              10,886             10,966
    Income taxes payable                                                    3,873              5,548
                                                                     ------------       ------------
        Total current liabilities                                          44,555             42,820

Long-term debt, net                                                       125,840            126,079
Other long-term liabilities                                                14,301             12,523
                                                                     ------------       ------------
        Total liabilities                                                 184,696            181,422
                                                                     ------------       ------------
Shareholder's equity (deficit):
Common stock and capital in excess of par                                 143,029            143,029
Accumulated other comprehensive loss                                       (5,992)            (1,996)
Accumulated deficit                                                      (136,971)          (143,247)
                                                                     ------------       ------------
Total shareholder's equity (deficit)                                           66             (2,214)
                                                                     ------------       ------------
                                                                     $    184,762       $    179,208
                                                                     ============       ============


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




                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                              THREE MONTHS ENDED                 SIX MONTHS ENDED
                                         ---------------------------       ---------------------------
                                           JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,
                                            2005             2004             2005             2004
                                         ----------       ----------       ----------       ----------
Net sales                                $   80,358       $   77,729       $  154,246       $  144,995
Cost of sales                                43,323           42,123           84,598           79,703
                                         ----------       ----------       ----------       ----------

          Gross profit                       37,035           35,606           69,648           65,292
                                         ----------       ----------       ----------       ----------
Operating expenses:
   Engineering                                4,162            3,722            8,454            7,191
   Selling, general and administrative       22,159           21,415           43,356           40,771
                                         ----------       ----------       ----------       ----------
                                             26,321           25,137           51,810           47,962
                                         ----------       ----------       ----------       ----------
          Operating income                   10,714           10,469           17,838           17,330
Interest expense                             (4,131)          (4,083)          (8,246)          (8,233)
Other income (loss), net                        225              182              996              140
                                         ----------       ----------       ----------       ----------
Income before income taxes                    6,808            6,568           10,588            9,237
Provision for income taxes                    2,766            2,320            3,856            3,793
                                         ----------       ----------       ----------       ----------
          Net income                     $    4,042       $    4,248       $    6,732       $    5,444
                                         ==========       ==========       ==========       ==========


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


                           TELEX COMMUNICATIONS, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                  (UNAUDITED)


                                                                               SIX MONTHS ENDED
                                                                          ---------------------------
                                                                            JUNE 30,        JUNE 30,
                                                                             2005             2004
                                                                          ----------       ----------
OPERATING ACTIVITIES:

  Net income                                                              $    6,732       $    5,444
  Adjustments to reconcile net income to cash flows from operations:
    Depreciation and amortization                                              3,445            2,978
    Amortization of deferred financing costs                                     724              701
    Change in operating assets and liabilities                               (11,201)          (6,205)
    Change in long-term liabilities                                            1,926              355
    Other, net                                                                   313              521
                                                                          ----------       ----------
  Net cash provided by operating activities                                    1,939            3,794
                                                                          ----------       ----------

INVESTING ACTIVITIES:
  Additions to property, plant and equipment                                  (6,452)          (3,318)
  Other                                                                           55              111
                                                                          ----------       ----------
  Net cash used in investing activities                                       (6,397)          (3,207)
                                                                          ----------       ----------

FINANCING ACTIVITIES:
  Borrowings (repayments) under revolving lines of credit, net                (1,011)           1,700
  Repayment of long-term debt                                                   (230)            (437)
  Payment of deferred financing costs                                             --             (218)
  Dividend to parent                                                            (456)            (302)
                                                                          ----------       ----------
  Net cash (used in) generated by financing activities                        (1,697)             743
                                                                          ----------       ----------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                    (380)              (3)
                                                                          ----------       ----------

CASH AND CASH EQUIVALENTS:
  Net (decrease) increase                                                     (6,535)           1,327
  Balance at beginning of period                                              14,959            6,698
                                                                          ----------       ----------
  Balance at end of period                                                $    8,424       $    8,025
                                                                          ==========       ==========


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

                           TELEX COMMUNICATIONS, INC.
                          SUPPLEMENTARY FINANCIAL DATA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                          ----------------------------        ----------------------------
                                                            JUNE 30,         JUNE 30,           JUNE 30,         JUNE 30,
                                                             2005              2004              2005             2004
                                                          ----------        ----------        ----------        ----------
Consolidated net sales
  Professional Audio                                      $   65,494        $   64,234        $  123,041        $  117,991
  Advanced Communication Technologies                         14,864            13,495            31,205            27,004
                                                          ----------        ----------        ----------        ----------
                                                          $   80,358        $   77,729        $  154,246        $  144,995
                                                          ==========        ==========        ==========        ==========

Operating income (loss)
  Professional Audio                                      $    8,754        $    8,728        $   13,219        $   13,613
  Advanced Communication Technologies                          2,092             2,004             4,809             4,212
  Corporate                                                     (132)             (263)             (190)             (495)
                                                          ----------        ----------        ----------        ----------
                                                          $   10,714        $   10,469        $   17,838        $   17,330
                                                          ==========        ==========        ==========        ==========

Net sales by geographic region
  United States                                           $   39,474        $   38,593        $   76,898        $   72,243
  Other Americas                                               4,127             2,762             6,188             5,554
  Europe                                                      23,325            22,841            44,267            41,290
  Asia                                                        10,359            10,385            21,942            20,206
  Other countries                                              3,073             3,148             4,951             5,702
                                                          ----------        ----------        ----------        ----------
                                                          $   80,358        $   77,729        $  154,246        $  144,995
                                                          ==========        ==========        ==========        ==========

Gross margin %                                                  46.1%             45.8%             45.2%             45.0%
Operating expenses as a % of net sales                          32.8%             32.3%             33.6%             33.1%
Operating income as a % of net sales                            13.3%             13.5%             11.6%             12.0%


The following table reconciles net income to EBITDA:
Net income                                                $    4,042        $    4,248        $    6,732        $    5,444
Income taxes                                                   2,766             2,320             3,856             3,793
Interest expense                                               4,131             4,083             8,246             8,233
Interest income                                                   46               (14)             (666)              (59)
Depreciation and amortization                                  1,761             1,485             3,445             2,978
                                                          ----------        ----------        ----------        ----------
 EBITDA                                                   $   12,746        $   12,122        $   21,613        $   20,389
                                                          ==========        ==========        ==========        ==========


The non-GAAP financial measure in the table above is provided to assist the reader's understanding of the comparability of the company's operations for 2005 and 2004. The company believes that EBITDA, defined as net income plus income taxes, interest expense and depreciation and amortization minus interest income, is a useful basis to compare the company's results. The presentation above reconciles reported net income (U.S. GAAP amounts) to EBITDA for the quarter and six months ended June 30, 2005 and 2004, respectively. The EBITDA information should not be construed as am alternative to reported results under U.S.
GAAP.


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